Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Minn Shares Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard Gilbert, President (Principal Executive Officer) and Greyton Becker, Chief Financial Officer and Treasurer (Principal Financial Officer) of the Company, hereby certify as of the date hereof, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Gilbert
Richard Gilbert President (Principal Executive Officer) March 28, 2016

/s/ Greyton Becker
Greyton Becker Chief Financial Officer and Treasurer (Principal Financial Officer) March 28, 2016